Exhibit 99.1
                                  ------------

                                THE MORTGAGE POOL

GENERAL

          References to percentages of the initial mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date.

          The mortgage pool will initially consist of 1,147 conventional, one- to four-family, fixed- rate, fully-amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties. The mortgage pool will include the initial mortgage loans, which were conveyed to the trust on the Closing Date, and the subsequent mortgage loans, which will be acquired by the trust during the Funding Period with amounts on deposit in the Pre-Funding Account. The mortgage loans have original terms to maturity of not greater than 30 years.

          The Seller conveyed the initial mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement. The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties were assigned by the company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. In the event the Seller fails to repurchase an initial mortgage loan, Impac Holdings will be required to do so. SEE "THE MORTGAGE POOLS--REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

PREPAYMENT CHARGES

          Approximately 72.14% of the initial mortgage loans in the aggregate provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these initial mortgage loans provide for payment of a prepayment charge on partial and/or full prepayments made within one year, five years or some other period from the date of origination of the initial mortgage loan as provided in the related mortgage note. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or some other period from the date of origination of the mortgage loan as provided in the related mortgage note, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

          Each mortgage loan with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

          Except with respect to 0.16% of the initial mortgage loans, each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

          Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 25.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

          With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates range from 0.55% to 1.26% of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates have a weighted average of approximately 0.73%.

          Each mortgage loan is required to be covered by a standard hazard insurance policy.

          SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

INITIAL MORTGAGE LOAN CHARACTERISTICS

          The average principal balance of the initial mortgage loans at origination was approximately $168,742. No initial mortgage loan had a principal balance at origination of greater than approximately $700,000 or less than approximately $36,038. The average principal balance of the initial mortgage loans as of the Cut-off Date was approximately $168,598. No initial mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $700,000 or less than approximately $36,038.

          As of the Cut-off Date, the initial mortgage loans had mortgage rates ranging from approximately 6.250% per annum to approximately 13.250% per annum and the weighted average mortgage rate was approximately 8.558% per annum. The weighted average remaining term to stated maturity of the initial mortgage loans will be approximately 340 months as of the Cut-off Date. None of the initial mortgage loans will have a first Due Date prior to October 1, 1997, or will have a remaining term to maturity of less than 180 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial mortgage loan is April 1, 2032.

          The weighted average loan-to-value ratio at origination of the initial mortgage loans was approximately 81.12%. No loan-to-value ratio at origination was greater than 100.00% or less than approximately 7.69%.

          The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 19.19% of the aggregate principal balance of the initial mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Class M Certificates" in this prospectus supplement.

          76 initial mortgage loans, representing approximately 5.84% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off
Date), are balloon loans. The amount of the balloon payment on each of these initial mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such initial mortgage loan for the period prior to the Due Date of the balloon payment. These initial mortgage loans have a weighted average remaining term to maturity of approximately 178 months.

          None of the initial mortgage loans are buydown mortgage loans.

          None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

          Set forth below is a description of certain additional characteristics of the initial mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                           PERCENTAGE OF
         ORIGINAL                                                           CUT-OFF DATE
  INITIAL MORTGAGE LOAN           NUMBER OF          AGGREGATE ORIGINAL      AGGREGATE
  PRINCIPAL BALANCES ($)   INITIAL MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
  ------------------       ----------------------     -----------------   -----------------
      0.01 -  50,000.01....             1                $     36,038            0.02%
 50,000.01 - 100,000.00....           274                  22,875,420           11.83
100,000.01 - 150,000.00....           369                  46,314,940           23.95
150,000.01 - 200,000.00....           224                  38,703,658           20.01
200,000.01 - 250,000.00....           116                  25,723,024           13.30
250,000.01 - 300,000.00....            56                  15,301,670            7.91
300,000.01 - 350,000.00....            37                  12,125,463            6.27
350,000.01 - 400,000.00....            28                  10,392,265            5.37
400,000.01 - 450,000.00....            11                   4,673,466            2.42
450,000.01 - 500,000.00....            12                   5,773,691            2.99
500,000.01 - 550,000.00....             7                   3,751,226            1.94
550,000.01 - 600,000.00....             1                     565,000            0.29
600,000.01 - 650,000.00....             9                   5,746,472            2.97
650,000.01 - 700,000.00....             2                   1,399,336            0.72
                                    -----                ------------          ------
     Total.................         1,147                $193,381,669          100.00%
                                    =====                ============          ======

          The average principal balance of the initial mortgage loans at origination was approximately $168,742.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                               PERCENTAGE OF
                                                                                CUT-OFF DATE
CURRENT INITIAL MORTGAGE LOAN          NUMBER OF         AGGREGATE UNPAID        AGGREGATE
   PRINCIPAL BALANCES ($)       INITIAL MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
   ------------------           ----------------------   -----------------    -----------------
      0.01 -  50,000.01.......             1               $     36,038              0.02%
 50,000.01 - 100,000.00.......           274                 22,875,420             11.83
100,000.01 - 150,000.00.......           369                 46,314,940             23.95
150,000.01 - 200,000.00.......           224                 38,703,658             20.01
200,000.01 - 250,000.00.......           116                 25,723,024             13.30
250,000.01 - 300,000.00.......            56                 15,301,670              7.91
300,000.01 - 350,000.00.......            37                 12,125,463              6.27
350,000.01 - 400,000.00.......            28                 10,392,265              5.37
400,000.01 - 450,000.00.......            11                  4,673,466              2.42
450,000.01 - 500,000.00.......            12                  5,773,691              2.99
500,000.01 - 550,000.00.......             7                  3,751,226              1.94
550,000.01 - 600,000.00.......             1                    565,000              0.29
600,000.01 - 650,000.00.......             9                  5,746,472              2.97
650,000.01 - 700,000.00.......             2                  1,399,336              0.72
                                       -----               ------------            ------
     Total....................         1,147               $193,381,669            100.00%
                                       =====               ============            ======


          As of the Cut-off Date, the average current principal balance of the initial mortgage loans will be approximately $168,598.

                                 MORTGAGE RATES

                                                                     PERCENTAGE OF
                                                                     CUT-OFF DATE
                             NUMBER OF          AGGREGATE UNPAID       AGGREGATE
MORTGAGE RATES (%)     INITIAL MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
--------------         ----------------------  -----------------   -----------------
 6.000 -  6.499 .......            3              $  1,011,224           0.52%
 6.500 -  6.999........           57                15,959,908           8.25
 7.000 -  7.499........           70                15,294,403           7.91
 7.500 -  7.999........          147                29,552,979          15.28
 8.000 -  8.499........          148                22,446,332          11.61
 8.500 -  8.999........          270                42,356,149          21.90
 9.000 -  9.499........          150                22,520,500          11.65
 9.500 -  9.999........          182                27,282,016          14.11
10.000 - 10.499........           65                 9,177,649           4.75
10.500 - 10.999........           35                 5,193,233           2.69
11.000 - 11.499........            8                   975,693           0.50
11.500 - 11.999........           10                 1,211,340           0.63
12.500 - 12.999........            1                    74,558           0.04
13.000 - 13.499........            1                   325,685           0.17
                               -----              ------------         ------
     Total.............        1,147              $193,381,669         100.00%
                               =====              ============         ======


          The weighted average mortgage rate of the initial mortgage loans was approximately 8.558% per annum.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                  PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                           NUMBER OF         AGGREGATE UNPAID       AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   INITIAL MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------------------   ----------------------  -----------------   -----------------
 5.01 -  10.00...................               1             $     99,939            0.05%
15.01 - 20.00....................               1                   99,951            0.05
20.01 - 25.00....................               1                  120,000            0.06
25.01 - 30.00....................               5                  523,418            0.27
30.01 - 35.00....................               7                1,140,284            0.59
35.01 - 40.00....................               7                  876,199            0.45
40.01 - 45.00....................              10                2,440,667            1.26
45.01 - 50.00....................              11                2,263,832            1.17
50.01 - 55.00....................              14                3,563,591            1.84
55.01 - 60.00....................              23                3,951,137            2.04
60.01 - 65.00....................              34                7,748,213            4.01
65.01 - 70.00....................             121               25,976,745           13.43
70.01 - 75.00....................              46                8,243,098            4.26
75.01 - 80.00....................             233               40,319,667           20.85
80.01 - 85.00....................              27                4,315,990            2.23
85.01 - 90.00....................             272               41,009,806           21.21
90.01 - 95.00....................             314               48,109,895           24.88
95.01 -100.00....................              20                2,579,236            1.33
                                            -----             ------------          ------
    Total........................           1,147             $193,381,669          100.00%
                                            =====             ============          ======


          The minimum and maximum loan-to-value ratios of the initial mortgage loans at origination were approximately 7.69% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial mortgage loans at origination was approximately 81.12%.


                                       OCCUPANCY TYPES

                                                                                    PERCENTAGE OF
                                                                                    CUT-OFF DATE
                                             NUMBER OF        AGGREGATE UNPAID        AGGREGATE
OCCUPANCY (AS INDICATED BY BORROWER)  INITIAL MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------------------------  ----------------------  -----------------   -----------------
Primary Residence...................             968             $167,265,698            86.50%
Non-Owner Occupied..................             147               21,783,164            11.26
Second Home.........................              32                4,332,807             2.24
                                               -----             ------------           ------
     Total..........................           1,147             $193,381,669           100.00%
                                               =====             ============           ======

                      MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                    PERCENTAGE OF
                                                                                    CUT-OFF DATE
                                              NUMBER OF        AGGREGATE UNPAID       AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE    INITIAL MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-----------------------------------    ----------------------  -----------------  -----------------
Progressive Series Program (Full
Documentation)........................            105            $ 21,927,046           11.34%
Progressive Series Program (Limited
(Stated) Documentation)...............            201              41,765,006           21.60
Progressive Series Program (Lite
Income/Stated Asset Documentation)....              2                 391,795            0.20
Progressive Express(TM)Program
(Verified Assets).....................            198              32,325,397           16.72
Progressive Express(TM)No Doc Program
(No Documentation)....................            130              19,691,090           10.18
Progressive Express(TM)Program (Non
Verified Assets)......................            511              77,281,335           39.96
                                                -----            ------------          ------
     Total............................          1,147            $193,381,669          100.00%
                                                =====            ============          ======

          SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                     RISK CATEGORIES

                                                                                 PERCENTAGE OF
                                                                                 CUT-OFF DATE
                                         NUMBER OF          AGGREGATE UNPAID       AGGREGATE
         CREDIT GRADE             INITIAL MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
         ------------             ----------------------   -----------------   -----------------
A+(1)............................           177              $ 41,722,479            21.58%
A(1).............................           109                19,399,611            10.03
A-(1)............................            16                 2,337,300             1.21
B(1).............................             2                   156,083             0.08
C(1).............................             4                   468,374             0.24
Progressive Express(TM)I(2)......           303                47,011,680            24.31
Progressive Express(TM)II(2).....           462                71,076,896            36.75
Progressive Express(TM)III(2)....            31                 4,633,128             2.40
Progressive Express(TM)IV(2).....            30                 4,516,796             2.34
Progressive Express(TM)V(2)......             9                 1,404,052             0.73
Progressive Express(TM)VI(2).....             4                   655,271             0.34
                                          -----              ------------           ------
      Total......................         1,147              $193,381,669           100.00%
                                          =====              ============           ======

-----------------

(1) All of these initial mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the initial mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-UNDERWRITING STANDARDS."

(2) These initial mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial mortgage loans is generally based on the borrower's "FICO" score and therefore these initial mortgage loans do not correspond to the alphabetical risk categories listed above.

          SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                                           PERCENTAGE OF
                                                                            CUT-OFF DATE
                                     NUMBER OF         AGGREGATE UNPAID       AGGREGATE
     PROPERTY TYPE           INITIAL MORTGAGE LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
     -------------           ----------------------    -----------------  -----------------
Single-Family...............           780               $131,849,605            68.18%
De Minimis PUD..............           134                 26,131,444            13.51
Two- to Four-Family.........            67                 13,232,654             6.84
Condominium.................            90                 10,727,049             5.55
Planned Unit Development....            52                  7,833,085             4.05
Hi-Rise.....................            23                  3,481,897             1.80
CondoHotel..................             1                    125,934             0.07
                                     -----               ------------           ------
   Total....................         1,147               $193,381,669           100.00%
                                     =====               ============           ======



                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                        PERCENTAGE OF
                                                                                        CUT-OFF DATE
                                               NUMBER OF           AGGREGATE UNPAID       AGGREGATE
                   STATE                INITIAL MORTGAGE LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   -----                ----------------------    -----------------   -----------------
California.............................           351               $ 73,163,621             37.83%
Florida................................           269                 37,294,440             19.29
Georgia ...............................            63                  9,259,245              4.79
Illinois ..............................            40                  6,393,654              3.31
New York ..............................            36                  8,206,481              4.24
Texas..................................            59                  8,494,271              4.39
Other (less than 3 in any one state)...           329                 50,569,957             26.15
                                                -----               ------------            ------
   Total...............................         1,147               $193,381,669            100.00%
                                                =====               ============            ======


     No more than approximately 0.61% of the initial mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES

                                                                              PERCENTAGE OF
                                                                              CUT-OFF DATE
                                    NUMBER OF           AGGREGATE UNPAID        AGGREGATE
       LOAN PURPOSE          INITIAL MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
       ------------          ----------------------    -----------------    -----------------
Purchase...................            653                $104,584,775             54.08%
Cash-Out Refinance.........            359                  63,450,458             32.81
Rate and Term Refinance....            133                  24,910,054             12.88
Construction...............              2                     436,381              0.23
                                     -----                ------------            ------
   Total...................          1,147                $193,381,669            100.00%
                                     =====                ============            ======


     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.